IPS Strategic Capital Absolute Return Fund

Class A Shares*

Class C Shares*

Institutional Class Shares (Ticker Symbol: IPSAX)

a series of the
WP Trust

Supplement Dated April 29, 2021

to the Prospectus and Statement of Additional Information (“SAI”)

Dated June 29, 2020

Effective close of business June 11, 2021, the IPS Strategic Capital Absolute Return Fund (the “IPS Fund”) will no longer be serviced by M3Sixty Administration, LLC or Matrix 360 Distributors, LLC. All references in the IPS Fund’s Prospectus and SAI to M3Sixty Administration, LLC or Matrix 360 Distributors, LLC are removed in their entirety as it relates to providing ongoing services to the IPS Fund. The firms listed below are replacing them in the capacities described herein. In addition, new contact information (i.e., telephone and physical address) for the IPS Fund has been listed below as well.

Fund Administrator: Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020, will provide the IPS Fund with administrative services, including regulatory reporting and necessary office equipment, personnel, and facilities.

Transfer Agent and Fund Accountant: Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, will act as the IPS Fund’s transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the IPS Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, MSS will provide the IPS Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.

Distributor: Arbor Court Capital, LLC (the “Distributor”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, will serve as the principal underwriter and distributor of the IPS Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the IPS Fund on a continuous basis.

Shareholder Purchase, Redemption and Contact Information

Other than the changes listed below all shareholder services listed in the Prospectus and SAI will remain available following the transition. Please use the contact information below for all IPS Fund related activities beginning June 14, 2021.

New Accounts and Adding to Existing Accounts

To establish a new account or add to an existing account with the IPS Fund please mail your application (for new accounts only) and check to the following address:

IPS Strategic Capital Absolute Return Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Phone Number

To contact the IPS Fund by phone please use the following toll-free number: 1-866-959-9260. This number should be used if you desire to make additional purchases of shares by wire.

If you have questions or need assistance, please contact your financial advisor directly or the IPS Fund toll-free at 1-877-244-6235. Following June 11, 2021, please use the following toll-free number 1-866-959-9260 for all shareholder related questions.

This Supplement, the existing Prospectus and SAI provide relevant information for all shareholders should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the IPS Fund toll-free at 1-877-244-6235.